UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)
August 27, 2008
ECOLOGY COATINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
35980 Woodward Avenue, Suite 200
Bloomfield Hills, MI 48304

(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: 248-736-6200
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-10.47

Explanatory Note.
Ecology Coatings, Inc., a Nevada corporation (the “Company”), is filing this Amendment to the Current Report on Form 8-K to amend the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission, (the “SEC”), on August 29, 2008, to correct a typographical error in Exhibit 10.47.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits. The following updated exhibits are filed this Current Report on Form 8-K/A
10.47	First Amendment To The Employment Agreement — Kevin P. Stolz
SIGNATURES
     In accordance with the requirements of the Securities Exchange Act of 1934, Ecology Coatings, Inc., has duly caused this report to be signed on its behalf by the undersigned hereto
Date: September 2, 2008

ECOLOGY COATINGS, INC., A Nevada corporation
/s/ F. Thomas Krotine
By:	F. Thomas Krotine
	Title:	CEO & President